Natus Medical Announces Third Quarter Financial Results

•	Reports record third quarter revenue of $130.6 million

•	Reports third quarter GAAP loss per share of $0.17 and non-GAAP earnings per share of $0.40

•	Updates annual revenue and earnings guidance for 2018

PLEASANTON, Calif. (October 24, 2018) - Natus Medical Incorporated (NASDAQ: BABY) today announced financial results for the three and nine months ended September 30, 2018.

For the third quarter ended September 30, 2018, the Company reported revenue of $130.6 million, an increase of 6.5% compared to $122.6 million reported for the third quarter 2017. GAAP gross profit margin was 59.0% vs. 60.5% in the third quarter 2017. GAAP net loss was $5.6 million, or $0.17 per share, compared with GAAP net loss of $8.5 million, or $0.26 per share in the third quarter 2017.

Non-GAAP earnings per diluted share was $0.40 for the third quarter 2018, compared to $0.40 in the third quarter 2017. Non-GAAP net income was $13.4 million for the third quarter 2018 compared to the prior year's third quarter non-GAAP net income of $13.1 million. Non-GAAP gross profit margin was 60.6% vs. 61.1% reported for the third quarter of 2017.

For the nine months ended September 30, 2018, the Company reported revenue of $389.9 million, an increase of 5.5% compared to $369.5 million reported for the same period in 2017. GAAP gross profit margin was 57.4% vs. 56.1% reported for the same period in 2017. GAAP net loss was $11.3 million, or $0.34 per share, compared with GAAP net loss of $13.2 million, or $0.41 per share in the same period in 2017.

Non-GAAP earnings per diluted share was $0.99 for the nine months ended September 30, 2018, compared to $1.03 in the same period in 2017. The Company reported non-GAAP net income of $33.0 million for the nine months ended September 30, 2018, compared to the prior year's non-GAAP net income of $34.2 million.

Cash flow from operations was $7.6 million and the Company repaid $5.0 million of outstanding debt during the third quarter of 2018.

“Our 2018 third quarter results are highlighted by 6.5% year over year revenue growth and 12.1% growth in non-GAAP operating income driven both by the acquisition of our Neuro Surgery business last year and modest organic growth in Neuro,” said Jonathan Kennedy, President and Chief Executive Officer of Natus. “We also continued to make progress on the regulatory front, successfully completing an FDA audit and our first MDSAP audit in our Seattle facility during the quarter.”

“In the third quarter, we made excellent progress with several new products. We recognized our first revenue on Otoscan, selling over 50 units, introduced four new neurodiagnostic devices and Newborn Care made significant headway on new systems expected to be released in 2019,” Kennedy continued.

Financial Guidance

For the fourth quarter of 2018, the Company provided revenue guidance of $135.0 million to $140.0 million and non-GAAP earnings per share guidance of $0.48 to $0.51.

For the full year 2018, the Company updated its revenue guidance to $525.0 million to $530.0 million from $525.0 million to $535.0 million and updated its non-GAAP earnings per share guidance to $1.47 to $1.50 from $1.50 to $1.60.

The Company's non-GAAP earnings per share guidance excludes charges for amortization expense associated with intangible assets from prior acquisitions, certain other expenses, and related tax effects, which the Company expects to be approximately $7.5 million and $52.0 million for the fourth quarter 2018 and full year, respectively, and which the Company expects will reduce GAAP earnings per share by approximately $0.22 and $1.54 for the respective periods.

Use of Non-GAAP Financial Measures

The Company presents in this release its non-GAAP net income, non-GAAP earnings per share, non-GAAP gross margin and non-GAAP operating margin results which exclude amortization expense associated with certain acquisition-related intangibles, restructuring charges, certain discrete items, direct costs of acquisitions, and the related tax effects. A reconciliation between non-GAAP and GAAP financial measures is included in this press release.

The Company believes that the presentation of results excluding these charges or gains provides meaningful supplemental information to both management and investors that is indicative of the Company's core operating results and better reflects the ongoing economics of the Company's operations. The Company believes these non-GAAP financial measures facilitate comparison of operating results across reporting periods.

Specifically, the Company excludes the following charges, gains, and their related tax effects in the calculation of non-GAAP net income, non-GAAP earnings per share and non-GAAP operating expense: 1) Non-cash amortization expense associated with certain acquisition-related intangibles. The charges reflect an estimate of the cost of acquired intangible assets over their estimated useful lives. 2) Restructuring and other non-recurring charges. The Company has over time completed multiple acquisitions of other companies and businesses. Following an acquisition the Company will, as it determines appropriate, initiate restructuring events to eliminate redundant costs. Restructuring expenses, which are excluded in the non-GAAP items, are exclusively related to permanent reductions in our workforce and redundant facility closures. Other non-recurring costs are associated with the transition of the executive management team. These costs can include stock compensation from accelerated vesting of stock, severance payouts and related payroll expenses. 3) Certain discrete items. These items represent significant infrequent charges or gains that management believes should be viewed outside of normal operating results, and each significant discrete transaction is evaluated to determine whether it should be excluded from non-GAAP reporting. These items are specifically identified when they occur. 4) Direct costs of acquisitions. These are direct acquisition-related costs that occur when the Company makes an acquisition, such as professional fees, due diligence costs, and earn-out adjustments.

The Company applies GAAP methodologies in computing its non-GAAP tax provision by determining the annual expected effective tax rate after taking into account items excluded for non-GAAP financial reporting purposes.  The Company’s non-GAAP tax expense and its non-GAAP effective tax rate are generally higher than its GAAP tax expense and GAAP effective tax rate because the income subject to taxes would be higher due to the effect of the expenses excluded from non-GAAP financial reporting. The nature of each quarterly discrete transaction will be evaluated to determine whether it should be excluded from non-GAAP reporting.

The Company's management uses these non-GAAP financial measures in assessing the Company's performance and when planning, forecasting, and analyzing future periods and the Company believes that investors also benefit from being able to refer to these non-GAAP financial measures along with the GAAP operating results. These non-GAAP financial measures also facilitate management's internal comparisons to the Company's historical performance. The non-GAAP financial measures disclosed by the Company should not be considered a substitute for or superior to financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations to those financial statements should be carefully evaluated.

Conference Call

Natus has scheduled an investment-community conference call to discuss this announcement beginning at 11:00 a.m. Eastern Time (8:00 a.m. Pacific Time) today, October 24, 2018. Individuals interested in listening to the conference call may do so by dialing 1-844-634-1441 for domestic callers, or 1-508-637-5658 for international callers, and entering reservation code 6688356. A telephone replay will be available for 48 hours following the conclusion of the call by dialing 1-855-859-2056 for domestic callers, or 1-404-537-3406 for international callers, and entering reservation code 6688356. The conference call also will be available real-time via the Internet at http://investor.natus.com, and a recording of the call will be available on the Company’s Web site for 90 days following the completion of the call.

About Natus Medical Incorporated

Natus is a leading provider of healthcare products and services used for the screening, detection, treatment, monitoring and tracking of common medical ailments in newborn care, hearing impairment, neurological dysfunction, neurosurgery, epilepsy, sleep disorders, and balance and mobility disorders.

Additional information about Natus Medical can be found at www.natus.com.

Forward-Looking Statements

This press release contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995, particularly statements regarding the expectations, beliefs, plans, intentions and strategies of Natus. These forward-looking statements include statements regarding the anticipated revenue and GAAP and non-GAAP earnings per share for the fourth quarter and full year 2018 and the impact of amortization expense associated with acquisition-related intangible assets, certain other expenses, and related tax effects. These statements relate to current estimates and assumptions of our management as of the date of this press release and involve known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance, or achievements to differ materially from those expressed or implied by the forward-looking statements. Forward-looking statements are only predictions and the actual events or results may differ materially. Natus cannot provide any assurance that its future results or the results implied by the forward-looking statements will meet expectations. Our future results could differ materially due to a number of factors, including the effects of competition, our ability to successfully integrate and achieve our profitability goals from recent acquisitions, the demand for our products and services, the impact of adverse global economic conditions and changing governmental regulations, including foreign exchange rate changes, on our target markets, our ability to expand our sales in international markets, our ability to maintain current sales levels in a mature domestic market, our ability to control costs, risks associated with bringing new products to market, and our ability to fulfill product orders on a timely basis. Natus disclaims any obligation to update information contained in any forward looking statement.

More information about potential risk factors that could affect the business and financial results of Natus is included in Natus' annual report on Form 10-K for the year ended December 31, 2017, and its subsequent quarterly reports on Form 10-Q and in other reports filed from time to time by Natus with the U.S. Securities and Exchange Commission.

Natus Medical Incorporated
Drew Davies
Executive Vice President and Chief Financial Officer
(925) 223-6700
InvestorRelations@Natus.com

NATUS MEDICAL INCORPORATED AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (unaudited)
(in thousands, except per share amounts)

	Three Months Ended		Nine Months Ended
	September 30, 2018	September 30, 2017	September 30, 2018	September 30, 2017
Revenue	$130,638	$122,643	$389,900	$369,531
Cost of revenue	51,583	47,112	159,849	158,615
Intangibles amortization	1,930	1,290	6,235	3,789
Gross profit	77,125	74,241	223,816	207,127
Gross profit margin	59.0%	60.5%	57.4%	56.1%
Operating expenses:
Marketing and selling	33,200	32,537	102,474	95,106
Research and development	15,127	11,632	46,186	38,098
General and administrative	15,799	17,329	56,967	57,501
Intangibles amortization	4,477	3,882	13,434	11,841
Restructuring	11,432	321	14,182	914
Total operating expenses	80,035	65,701	233,243	203,460
Income (loss) from operations	(2,910)	8,540	(9,427)	3,667
Interest expense	(1,644)	(1,025)	(5,240)	(3,287)
Other income	918	1,175	296	2,019
Income (loss) before tax	(3,636)	8,690	(14,371)	2,399
Provision for income tax expense (benefit)	1,940	17,203	(3,069)	15,597
Net loss	$(5,576)	$(8,513)	$(11,302)	$(13,198)
Loss per share:
Basic	$(0.17)	$(0.26)	$(0.34)	$(0.41)
Diluted	$(0.17)	$(0.26)	$(0.34)	$(0.41)
Weighted-average shares:
Basic	33,321	32,593	32,982	32,536
Diluted	33,321	32,593	32,982	32,536

NATUS MEDICAL INCORPORATED AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)
(in thousands)

	September 30,	June 30,	December 31,
	2018	2018	2017
ASSETS

Current assets:
Cash and investments	$54,440	$54,908	$88,950
Accounts receivable	121,113	122,971	126,809
Inventories	80,586	76,630	71,529
Other current assets	30,843	32,224	18,340
Total current assets	286,982	286,733	305,628

Property and equipment	21,564	21,645	22,071
Goodwill and intangible assets	318,618	326,109	345,580
Deferred income tax	10,135	10,296	10,709
Other assets	16,746	18,855	25,931
Total assets	$654,045	$663,638	$709,919

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$20,595	$24,053	$25,242
Accrued liabilities	52,015	54,874	51,738
Deferred revenue	16,816	16,892	15,157
Total current liabilities	89,426	95,819	92,137

Long-term liabilities:
Long-term debt	114,426	119,379	154,283
Deferred income tax	18,896	18,936	19,407
Other long-term liabilities	21,338	21,970	21,995
Total liabilities	244,086	256,104	287,822
Total stockholders’ equity	409,959	407,534	422,097
Total liabilities and stockholders’ equity	$654,045	$663,638	$709,919

NATUS MEDICAL INCORPORATED AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (unaudited)
(in thousands)

	Three Months Ended
	September 30, 2018	September 30, 2017
Operating activities:
Net loss	$(5,576)	$(8,513)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Provision for losses on accounts receivable	1,782	1,632
Depreciation and amortization	8,958	7,040
Loss on disposal of property and equipment	250	20
Warranty reserve	(902)	(401)
Share-based compensation	9,814	2,248
Changes in operating assets and liabilities:
Accounts receivable	891	(4,762)
Inventories	(2,700)	699
Prepaid expenses and other assets	743	719
Accounts payable	(3,435)	(8,734)
Accrued liabilities	(2,446)	1,967
Deferred revenue	58	998
Deferred income tax	191	11,021
Net cash provided by operating activities	7,628	3,934
Investing activities:
Acquisition of businesses, net of cash acquired	—	4,844
Purchases of property and equipment	(1,740)	(1,285)
Purchase of intangible assets	(339)	—
Net cash provided by (used in) investing activities	(2,079)	3,559
Financing activities:
Proceeds from stock option exercises and Employee Stock Purchase Program purchases	5,423	174
Taxes paid related to net share settlement of equity awards	(4,847)	(549)
Deferred debt issuance costs	—	(316)
Contingent consideration earn-out	—	(446)
Proceeds from borrowings	—	50,000
Payments on borrowings	(5,000)	(5,000)
Net cash provided by (used in) financing activities	(4,424)	43,863
Exchange rate changes effect on cash and cash equivalents	(1,593)	746
Net Increase (decrease) in cash and cash equivalents	(468)	52,102
Cash and cash equivalents, beginning of period	54,908	80,303
Cash and cash equivalents, end of period	$54,440	$132,405

NATUS MEDICAL INCORPORATED AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP ADJUSTMENTS (unaudited)
(in thousands, except per share amounts)

	Three Months Ended		Nine Months Ended
	September 30, 2018	September 30, 2017	September 30, 2018	September 30, 2017
GAAP based results:
Income before provision for income tax	$(3,636)	$8,690	$(14,371)	$2,399

Non-GAAP adjustments:
Intangibles amortization - (COGS)	1,930	1,290	6,235	3,789
Recall accrual and remediation efforts (COGS)	(1,198)	(714)	1,375	3,945
Restructuring and other non-recurring costs (COGS)	846	—	873	1,684
Direct costs of acquisitions (COGS)	402	76	3,882	4,446
Intangibles amortization - (OPEX)	4,483	3,882	13,439	11,841
Direct costs of acquisitions (M&S)	14	(302)	423	(338)
Recall accrual and remediation efforts (R&D)	1,288	1,469	4,875	6,571
Direct costs of acquisitions (R&D)	50	24	235	24
Restructuring and other non-recurring costs (OPEX)	12,904	321	18,108	5,401
Direct costs of acquisitions (G&A)	502	1,457	3,682	2,370
Restructuring and other non-recurring costs (OI)	—	—	366	—
Direct costs of acquisitions (OI)	—	—	—	48
Extraordinary annual meeting expenses	15	—	2,230	—
Extraordinary patent litigation	—	306	996	1,642
Non-GAAP income before provision for income tax	17,600	16,499	42,348	43,822

Income tax expense, as adjusted	$4,227	$3,380	$9,357	$9,672

Non-GAAP net income	$13,373	$13,119	$32,991	$34,150
Non-GAAP earnings per share:
Basic	$0.40	$0.40	$1.00	$1.05
Diluted	$0.40	$0.40	$0.99	$1.03

Weighted-average shares used to compute
Basic non-GAAP earnings per share	33,321	32,593	32,982	32,536
Diluted non-GAAP earnings per share	33,551	33,100	33,388	33,086

NATUS MEDICAL INCORPORATED AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP ADJUSTMENTS (unaudited)
(in thousands, except per share amounts)

	Three Months Ended		Nine Months Ended
	September 30, 2018	September 30, 2017	September 30, 2018	September 30, 2017
GAAP Gross Profit	77,125	74,241	223,816	207,127
Amortization of intangibles	1,930	1,290	6,235	3,789
Direct cost of acquisitions	402	76	3,882	4,446
Recall accrual and remediation efforts	(1,198)	(714)	1,375	3,945
Restructuring and other non-recurring costs	846	—	873	1,684
Non-GAAP Gross Profit	79,105	74,893	236,181	220,991
Non-GAAP Gross Margin	60.6%	61.1%	60.6%	59.8%

GAAP Operating Profit	(2,910)	8,540	(9,427)	3,667
Amortization of intangibles	6,413	5,172	19,674	15,630
Recall accrual and remediation efforts	90	755	6,250	10,516
Extraordinary patent litigation	—	306	996	1,642
Restructuring and other non-recurring costs	13,750	321	18,981	7,085
Direct cost of acquisitions	968	1,255	8,222	6,502
Extraordinary annual meeting expenses	15	—	2,230	—
Non-GAAP Operating Profit	18,326	16,349	46,926	45,042
Non-GAAP Operating Margin	14.0%	13.3%	12.0%	12.2%

GAAP Provision for income tax expense (benefit)	1,940	17,203	(3,069)	15,597
Effect of accumulated change of pretax income	(15,493)	(1,942)	(4,701)	5,099
Effect of change in annual expected tax rate	15,704	(1,126)	14,120	(473)
Repatriation tax adjustment	—	—	101	—
Stock-based compensation adjustment	791	—	1,621	—
Valuation Allowance for GAAP purposes	1,285	(10,755)	1,285	(10,755)
Effect on acquisition cost	—	—	—	204
Non-GAAP Income tax expense	4,227	3,380	9,357	9,672

	Quarter Ended	Year Ended
	December 31, 2018	December 31, 2018
GAAP EPS Guidance	$0.26 - $0.29	($0.07) - ($0.04)
Amortization of Intangibles	0.20	0.79
Restructuring and other non-recurring costs	0.03	0.67
Litigation	—	0.03
Recall Accrual and Remediation Efforts	0.03	0.22
Direct cost of acquisitions	0.02	0.26
Tax effect	(0.06)	(0.43)
Non-GAAP EPS Guidance	$0.48 - $0.51	$1.47 - $1.50

NATUS MEDICAL INCORPORATED AND SUBSIDIARIES
GROSS MARGIN BY BUSINESS UNIT (unaudited)
(in thousands)

	Three Months Ended		Nine Months Ended
	September 30, 2018	September 30, 2017	September 30, 2018	September 30, 2017
Neuro:
Revenue	$69,790	$59,368	$206,162	$174,955
Cost of revenue	25,275	21,222	79,628	65,011
Intangibles amortization	1,042	470	3,507	1,369
Gross profit	43,473	37,676	123,027	108,575
Gross profit margin	62.3%	63.5%	59.7%	62.1%

Newborn care:
Revenue	$31,210	$33,666	$91,188	$108,408
Cost of revenue	13,044	12,848	38,223	52,248
Intangibles amortization	119	126	358	338
Gross profit	18,047	20,692	52,607	55,822
Gross profit margin	57.8%	61.5%	57.7%	51.5%

Otometrics:
Revenue	$29,638	$29,609	$92,550	$86,168
Cost of revenue	13,264	13,042	41,998	41,356
Intangibles amortization	769	694	2,370	2,082
Gross profit	15,605	15,873	48,182	42,730
Gross profit margin	52.7%	53.6%	52.1%	49.6%

Consolidated:
Revenue	$130,638	$122,643	$389,900	$369,531
Cost of revenue	51,583	47,112	159,849	158,615
Intangibles amortization	1,930	1,290	6,235	3,789
Gross profit	77,125	74,241	223,816	207,127
Gross profit margin	59.0%	60.5%	57.4%	56.1%

NATUS MEDICAL INCORPORATED AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP GROSS MARGIN BY BUSINESS UNIT (unaudited)
(in thousands)

	Three Months Ended		Nine Months Ended
	September 30, 2018	September 30, 2017	September 30, 2018	September 30, 2017
Neuro:
GAAP Gross Profit	43,473	37,676	123,027	108,575
Amortization of intangibles	1,042	469	3,507	1,364
Acquisition charges	402	—	3,832	—
Recall accrual and remediation efforts	—	—	—	1,781
Non-GAAP Gross Profit	44,917	38,145	130,366	111,720
Non-GAAP Gross Margin	64.4%	64.3%	63.2%	63.9%

Newborn care:
GAAP Gross Profit	18,047	20,692	52,607	55,822
Amortization of intangibles	119	128	358	345
Recall accrual and remediation efforts	(1,198)	(714)	1,375	2,164
Restructuring and other non-recurring costs	846		848	1,684
Non-GAAP Gross Profit	17,814	20,106	55,188	60,015
Non-GAAP Gross Margin	57.1%	59.7%	60.5%	55.4%

Otometrics:
GAAP Gross Profit	15,605	15,873	48,182	42,730
Amortization of intangibles	769	693	2,370	2,080
Acquisition charges	—	76	50	4,446
Restructuring and other non-recurring costs	—	—	25	—
Non-GAAP Gross Profit	16,374	16,642	50,627	49,256
Non-GAAP Gross Margin	55.2%	56.2%	54.7%	57.2%

Consolidated:
GAAP Gross Profit	77,125	74,241	223,816	207,127
Amortization of intangibles	1,930	1,290	6,235	3,789
Acquisition charges	402	76	3,882	4,446
Recall accrual and remediation efforts	(1,198)	(714)	1,375	3,945
Restructuring and other non-recurring costs	846	—	873	1,684
Non-GAAP Gross Profit	79,105	74,893	236,181	220,991
Non-GAAP Gross Margin	60.6%	61.1%	60.6%	59.8%

NATUS MEDICAL INCORPORATED AND SUBSIDIARIES
GEOGRAPHIC REVENUE (unaudited)
(in thousands)

	Three Months Ended		Nine Months Ended
	September 30, 2018	September 30, 2017	September 30, 2018	September 30, 2017
Consolidated Revenue:
United States	77,980	68,697	222,135	200,506
International	52,658	53,946	167,765	169,025
Totals	130,638	122,643	389,900	369,531

United States	60%	56%	57%	54%
International	40%	44%	43%	46%
Totals	100%	100%	100%	100%